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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2001


                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)



           Delaware                       1-8597                     94-2657368
(State or other jurisdiction     (Commission File Number)    (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
                (Registrant's telephone number, including area code)


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ITEM 5.  Other Events.

On April 10, 2001, The Cooper Companies, Inc. issued a press release announcing that its CooperVision unit had signed a letter of understanding to purchase CL-Tinters, a privately held Finnish manufacturer of cosmetic contact lenses. This release is filed as an exhibit hereto and is incorporated by reference herein.

Any Internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.


ITEM 7.  Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit
  No.    Description

99.1     Press Release dated April 10, 2001 of The Cooper Companies, Inc.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE COOPER COMPANIES, INC.



                                    By   /s/ Stephen C. Whiteford
                                         -----------------------------------
                                         Stephen C. Whiteford
                                         Vice President and
                                         Corporate Controller
                                         (Principal Accounting Officer)

Dated:  April 12, 2001




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                                  EXHIBIT INDEX



Exhibit                                                          Sequentially
  No.        Description                                         Numbered Page
------       -----------                                         -------------
99.1         Press Release dated April 10, 2001 of The Cooper
             Companies, Inc.


                           STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as.................................'TM'
The registered trademark symbol shall be expressed as.......................'r'